UNITED STATES0

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 9, 2008

CLX MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-09392	84-0749623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29970 Technology Drive, Suite 203 Murrieta, California	92563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 677-6735

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2008, CLX Medical, Inc. (the “Company”) entered into a Product Purchase Agreement (the “Product Purchase Agreement”) with ThyroTec, LLC (“ThyroTec”), pursuant to which the Company will acquire from ThryoTec the exclusive, worldwide rights to ThyroTest®, together with related packaging and marketing materials. The purchase price for the acquisition consists of a cash payment of $750,000 upon closing and the issuance of Series C convertible preferred stock of the Company convertible into fifteen percent (15%) of the total, fully-diluted common stock of the Company. In addition, Jim Small, ThyroTec’s Chief Executive Officer will be appointed as a member of the board of directors of the Company. The Product Purchase Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on September 16, 2008.

On October 20, 2008, the parties to the product purchase agreement executed an amendment (the “amendment”). Under this amendment, an escrow will be established into which the ThyroTest® technology, a $750,000 Promissory Note (the “note”) and 750,000 shares of Series C Preferred Stock will be deposited. The amendment is filed as Exhibit 10.2 and the Escrow Holding Agreement as Exhibit 10.3 herein.

Section 2 – Financial Information

Section 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

In conjunction with the amendment with Thyrotec described in Item 1.01 above, the Company has agreed to pay $750,000 plus accrued interest to ThyroTec on May 21, 2010.  Additionally, during the time any amounts remaining outstanding under the terms of the note, the Company agrees to pay ThyroTec a royalty equal to ten percent of the net sales received by the Company. A copy of the note is attached hereto as Exhibit 10.4.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sale of Equity Securities

On November 17, 2008, the Registrant’s Board of Directors approved the issuance of 750,000 shares of its Series C Preferred Stock to ThyroTec pursuant to the amended product purchase agreement. The amendment is filed as Exhibit 10.2 herein.

The Company believes the issuance of the shares is exempt from the registration and prospectus delivery requirement of the Securities Act of 1933 by virtue of Section 4(2).  The shares were issued directly by the Company and did not involve a public offering or general solicitation.  The recipient of the shares was afforded an opportunity for effective access to files and records of the Company that contained the relevant information needed to make his investment decision, including the Company’s financial statements and 34 Act reports. The Company reasonably believed that the recipient had such knowledge and experience in its financial and business matters that he was capable of evaluating the merits and risks of his investment.

Section 8 - Other Events

Item 8.01 Other Events

On November 19, 2008, the Company issued a press release regarding the status of the close of the ThyroTest® acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

On December 2, 2008, the Company issued a press release announcing the close of the ThryoTest® acquisition.  A copy of the press release is attached hereto as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description	Location
10.1	Product Purchase Agreement with ThyroTec, LLC dated September 9, 2008	Incorporated by reference from CLX Medical, Inc.’s Current Report on Form 8-K filed on September 16, 2008.
10.2	Term Sheet with ThyroTec, LLC	Filed herein.
10.3	Escrow Holding Agreement with ThyroTec, LLC and American Health Partners, LLC dated November 18, 2008	Filed herein.
10.4	Promissory Note with Thyrotec, LLC dated November 18, 2008	Filed herein.
99.1	Press Release Updating the status of ThyroTest® Close	Filed herein.
99.2	Press Release Announcing Close of ThyroTest® Acquisition	Filed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLX Medical, Inc.

By: /s/ Vera Leonard

Date: December  4, 2008

Vera Leonard, Chief Executive Officer